EXHIBIT 10(B) - MATERIAL CONTRACTS
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         PLEDGE AND SECURITY AGREEMENT,  dated as February 1, 1996, by and among
METAL RECOVERY TECHNOLOGIES, INC., a Delaware corporation, having an address at 415 E. 151st Street, East Chicago IN 46312 (herein referred to as "MRTI" or "Debtor"), PLENBRICK, LTD., having an address at The Creche Building, Upper Main Street, P.O. Box 116 Road Town, Tortola B.V.I., individually and as agent for certain other parties, and METAL RECOVERY INDUSTRIES (U.S.), INC., a Delaware corporation, having an address at 415 E. 151st Street, East Chicago, IN 46312 (herein referred to as "MRIUS"), and the Secured Parties (as hereinafter defined) identified on Exhibit A hereto.

                                   WITNESSETH:

         WHEREAS, Debtor owns all of the issued and outstanding capital stock of MRIUS, a Delaware corporation (herein referred to as "MRIUS" or the "Subsidiary"); and
         WHEREAS, the Secured Parties (as hereinafter defined) have made, or have agreed to make, certain loans to Debtor which are convertible into shares of common stock of Debtor; and
         WHEREAS, Debtor wishes to extend the maturities of such loans; and WHEREAS, the Secured Parties are concerned about continuing delays in the completion and operation of the Debtor's dezincification facility located in East Chicago, Indiana (the "Facility") and desire, as a condition of extending their loans and the maturities thereof, to be assured as to the timely completion of the Facility and against changes in the control and management of Debtor; and
         WHEREAS, the Secured Parties also desire that repayment of their loans be secured; and WHEREAS, Debtor is willing, in order to induce the Secured Parties (i) to make or extend loans to
Debtor, and (ii) to make loans and extend credit to Subsidiary, the repayment of which will be guaranteed by Debtor, to grant to the Collateral Agent (as hereinafter defined), for the pro rata benefit of the Secured Parties, a security interest under the Uniform Commercial Code in all of Debtor's assets and properties, tangible and intangible, now existing or hereafter acquired, for the purpose of securing (x) the timely repayment by Debtor of all such loans and extensions of credit and (y) the full and complete performance by Debtor of Debtor's obligations under guarantees by Debtor of the timely repayment of loans and extensions of credit made to Subsidiary; and
         WHEREAS, Debtor is also willing to provide certain protections to the Secured Parties against changes in the control and management of MRIUS; and
         WHEREAS, Plenbrick, Ltd. has agreed to hold the Collateral under this Agreement for itself and as agent for all other Secured Parties (Plenbrick, Ltd., in such capacity, being herein referred to as the "Collateral Agent"), as hereinafter set forth;
         NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties hereto do hereby agree as follows:
                  1.       Loans.
                  (a) The  parties  whose names and  addresses  are set forth on
Exhibits A and B have heretofore made loans to MRTI or have agreed to make loans to MRTI. Exhibit A sets forth the names of parties having made, or having agreed to make, loans, the respective amounts lent or to be lent, and the maturities, interest rates and conversion rights with respect thereto. All of the foregoing parties are hereinafter sometimes referred to as the "Secured Parties." The Secured Parties have designated Plenbrick, Ltd. as the Collateral Agent hereunder, with the rights, powers and obligations set forth in this Agreement.
                  (b) Debtor has requested, and the Secured Parties have agreed, that the terms of their existing loans or commitments referred to on Exhibit A, shall be modified as set forth on Exhibit A. In order to induce the Secured Parties to enter into the loan amendments or modifications described on Exhibit A, Debtor has agreed to execute and deliver this Agreement, to grant and create the security interest granted and arising hereunder, and to create certain rights in favor of the Secured Parties respecting the exchange of indebtedness of Debtor to the Secured Parties for shares of common stock of MRIUS, all as more particularly set forth. New promissory notes or other evidences of indebtedness may be issued to the Secured Parties to evidence the modified terms of such loans, but the failure to do so shall not affect the validity or enforceability of the loans as so modified hereby.
                  (c) The Secured Parties and Debtor hereby agree that, with the consent of Debtor and of either the Collateral Agent or of Secured Parties at the time owning a majority in interest of the aggregate principal amount of indebtedness owed by Debtor to all Secured Parties, parties hereafter making loans or advances, or renewals thereof, to Debtor may become entitled to the benefits of this Agreement and in such event shall be deemed to be Secured Parties hereunder with the same force and effect as though they were Secured Parties as of the date of this Agreement. The Secured Parties identified on Exhibit A and all other persons or entities who hereafter make loans or extend credit to Debtor and become entitled to the benefits of this Agreement are hereinafter collectively referred to as Secured Parties, and individually as a Secured Party.
         2.       Right to Convert Loans.
         In order to induce the Secured Parties to extend, modify or renew their existing loans to Debtor, or to extend new loans to Debtor or to Subsidiary (the said loans being herein individually and collectively termed "Indebtedness"), the Debtor hereby agrees that, in addition to any rights which a Secured Party may have to convert Indebtedness into common shares of MRTI ("MRTI Shares"), the Collateral Agent, acting on behalf of the Secured Parties, shall have the additional rights hereinafter set forth in the event that (i) holders of Class A Preferred Stock of MRTI exercise, or threaten or purport to exercise, the right to elect a majority of the directors of MRTI, or (ii) Collateral Agent shall determine that any litigation now or hereafter pending against Debtor would, if adversely determined have a material adverse affect on Debtor's financial condition or business. Following the occurrence of such an event (an "Exchange Event") and during its continuance, the Collateral Agent, on behalf of the Secured Parties, shall have a one-time right (the "Exchange Right"), exercisable by written notice to Debtor, to exchange Indebtedness having an aggregate principal amount of not less than $2,000,000 for that number of fully-paid and non-assessable shares of the common stock of MRIUS ("MRIUS Shares") as shall represent a majority of all then issued and outstanding shares of MRIUS (giving effect to the issuance of MRIUS Shares hereunder). The Collateral Agent shall exercise the Exchange Right on behalf of Secured Parties so electing, provided that Secured Parties owning a majority in principal amount of the Indebtedness, but not less than $2,000,000, so direct. A Secured Party may not elect to exercise the Exchange Right as to less than all Indebtedness owned by it.
         Exchange  of  Indebtedness  for MRIUS  Shares  shall be effected by the
Collateral Agent (acting for such purpose as agent for Debtor) causing to be issued and delivered, free and clear of the security interest created hereby, to the Secured Parties so electing, the respective number of MRIUS Shares to which each is entitled, which shall be pro rata to their respective shares of the total Indebtedness outstanding, calculated as of the date when the Exchange Right is exercised. The Indebtedness owned by a Secured Party shall be deemed canceled upon delivery to it of MRIUS Shares hereunder, and the Secured Party shall so confirm in writing.
         Following the occurrence of an Exchange Event, the MRIUS Shares, if not required to be issued to the Collateral Agent, shall continue to be held in pledge by the Collateral Agent, upon all of the terms and conditions hereof.
         MRTI and Debtor each covenant that they shall, at their sole cost and expense, take all corporate and other actions, including all necessary filings with the SEC and any other regulatory authorities, required in order that there shall be issued to each party hereto the number of MRIUS Exchange Shares to which such Secured Party is entitled as aforesaid, in consideration of the cancellation of the Indebtedness. The Collateral Agent, acting on behalf of the Secured Parties, may enforce the provisions hereof by appropriate action for equitable relief. MRIUS hereby appoints the Collateral Agent as the agent and attorney-in-fact of MRIUS, with power of substitution, for purposes of doing all acts and things, and executing all documents, necessary or convenient to effect the exercise of the Exchange Right and the transfer of the MRIUS shares into the names of the Exchange Agent and of the Secured Parties. Such agency shall be deemed coupled with an interest and irrevocable until payment in full of the Indebtedness. Debtor shall reimburse the Collateral Agent for all costs and expenses incurred in enforcing the provisions hereof and the Collateral Agent shall retain a security interest to secure Debtor's obligations for reimbursement hereunder.
         3.       Debtor's Grant of Security Interest in Collateral.
         Debtor hereby grants to the Collateral Agent, for its benefit and for the benefit of all of the Secured Parties, as security for the repayment of the Indebtedness, including all interest due or to become due thereon and of all other sums payable hereunder and the performance of (a) all obligations of Debtor under this Agreement (b) the payment and performance of all obligations arising under and pursuant to any loans or extensions of credit which, by their terms, are entitled to the benefit hereof and (c) the payment and performance of all obligations arising under any guarantees by Debtor of loans or extensions of credit made to Subsidiary which, by their terms, are entitled to the benefits hereof (all such obligations and indebtedness being herein collectively referred to as the "Obligations") a security interest in all of the Debtor's right, title and interest in the following described property (collectively referred to as the "Collateral"):
                  (i) (A) All shares of the capital stock of the  Subsidiary and of any other corporations which are subsidiaries of Debtor (the "Pledged Securities"), together with any additional securities or other property hereafter issued by way of a dividend or distribution thereon and any proceeds thereof and any securities issued in exchange for the Pledged Securities; and
                           (B) All  other  proceeds  or other  distributions  in
         respect of any or all of the Pledged Securities or any replacements or substitutions thereto or therefor and all proceeds generated by the sale or disposition thereof.
                  (ii) all of Debtor's personal property and fixtures,  wherever located, whether now owned or hereafter acquired or created, including, without limitation, all of Debtor's right, title and interest in and to the items and types of property described below and the products and proceeds thereof:
                           (A) all accounts,  accounts receivable, all rights to
                  receive  the  payment  of money or other  consideration  under present or future contracts or by virtue of services rendered,
                  merchandise   sold  or   leased,   advances   made  or   other
                  consideration  given, whether or not earned by performance and whether or not  evidenced by or set forth in or arising out of any  present or future  chattel  paper,  note,  draft,  lease,
                  acceptance,   writing,  bond,  insurance  policy,  instrument,
                  document  or  general  intangible,   and  all  extensions  and
                  renewals of any  thereof,  all rights  under or arising out of
                  present   or   future   contracts,   agreements   or   general
                  intangibles, including, without limitation, all payments under licensing  agreements or arrangements,  and all claims for tax refunds,  if any,  all claims or causes of action which it may now or hereafter  have whether  arising in connection  with or under any  agreement  or  document or by  operation  of law or otherwise,  including,  without  limitation,  all  present and future  indebtedness  and  obligations  of  any  affiliate  or
                  subsidiary  to  it,   including   specifically,   but  without
                  limitation,  indebtedness  of the  Subsidiary  to  the  Debtor arising  pursuant to loans or advances made to the  Subsidiary from the  proceeds  of the  Indebtedness  wherever  any of the foregoing may be located and whether the same are owned by the
                  Debtor  on the  date  hereof  or  are  hereafter  acquired  or created;
                           (B)  all  inventories  of  every  nature,  including,
                  without  limitation,  all  goods  held  for  sale or  lease or furnished or to be furnished under  contracts of service,  all raw  materials,  work in process and finished  goods,  and all
                  supplies,   materials   and   products  of  every  nature  and
                  description   used  or  usable,   consumed  or  consumable  in
                  connection   with   the   manufacture,    packing,   shipping,
                  advertising,  selling, leasing or furnishing of such goods and all right,  title and interest in merchandise which gives rise to any or all of the foregoing,  wherever any of the foregoing may be located and whether the same are owned by the Debtor on the date hereof or are hereafter acquired or created;
                           (C) all equipment,  machinery,  apparatus,  chattels,
                  tools,  dies,  jigs,  molds,  parts,  machine  tools,  trucks, automobiles,  vehicles, rolling stock, furniture, furnishings, fixtures and supplies,  of every  nature,  wherever any of the foregoing may be located and whether the same are owned by the
                  Debtor  on the  date  hereof  or  are  hereafter  acquired  or created, and all additions, accretions and accessories thereto and substitutions and replacements of any of the foregoing and all parts and equipment  which may be attached to or usable in any way in  connection  with or which  are  necessary  for the operation  and use of such personal  property  wherever any of the foregoing may be located and whether the same are owned by the Debtor on the date  hereof or are  hereafter  acquired  or created;
                           (D) all documents and chattel paper,  wherever any of
                  the foregoing may be located and whether the same are owned by the Debtor on the date  hereof or are  hereafter  acquired  or created;
                           (E)  all  general   intangibles   of  every   nature,
                  including,  without limitation,  patents, patent applications,
                  trademarks,    licensing    agreements,    royalty   payments,
                  copyrights,  service names, service marks, logos, goodwill and rights of  indemnification,  whether the same are owned by the
                  Debtor  on the  date  hereof  or  are  hereafter  acquired  or created;
                           (F) all books, correspondence, credit files, customer
                  lists,   records   and  other   documents   relating   to  the
                  above-described   types  of   property,   including,   without
                  limitation,  all  tapes,  cards,  runs and  other  papers  and documents in the  possession or control of the Debtor,  or any affiliate or subsidiary of the Debtor or any computer  service bureau,  wherever  any of the  foregoing  may be  located  and whether the same are owned by the Debtor on the date hereof or are hereafter acquired or created;
                           (G) all rights in, to and under policies of insurance
                  of every kind and nature covering the  Collateral,  including, without  limitation,  claims or rights to payment and proceeds heretofore or hereafter  arising therefrom with respect to the above-described types of property,  whether the same are owned by the Debtor on the date hereof or are hereafter  acquired or created;
                           (H)      all fixtures;
                           (I)      all rights in and to any proceeds  from  any
                  condemnation,  in whole or in part, of all or any of the above
                  -described property; and
                           (J)  all  proceeds,   product,  offspring,  rents  or
                  profits of any or all of the property described above in clauses (A) through (I) of this Subsection (ii) and any replacements, additions, accessions or substitutions thereto or therefor, afteracquired property in respect thereof and proceeds generated by the sale, casualty loss or disposition thereof.

The Security interest created hereunder shall be held by the Collateral Agent for the respective pro rata benefit of all parties who are from time to time Secured Parties hereunder, determined based on the respective principal amounts of Indebtedness held by all such Secured Parties at any time and from time to time; and the pro rata interests of all such Secured Parties shall be pari passu in priority of payment.

         4.       Delivery of Pledged Securities.
         The Pledged Securities shall be evidenced by certificates, all of which shall be delivered to and held in the possession of the Collateral Agent or such other person as the Collateral Agent may designate. In the event that the Collateral Agent so designates any such person to take possession of the Pledged Securities, such person shall be entitled to all rights and benefits of the Collateral Agent contained in this Pledge and Security Agreement, and all references herein to the "Collateral Agent" shall be deemed to include references to such other person. Upon delivery to the Collateral Agent, any Pledged Securities in certificated form shall be in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, with signatures appropriately guaranteed, all in form and substance satisfactory to the Collateral Agent. All other property comprising part of the Collateral shall be accompanied by proper instruments of assignment duly executed by the Debtor and such other instruments or documents as the Collateral Agent may reasonably request.

         5. Warranties, Covenants and Agreements of the Debtor and the Cooperative Corporation. Debtor warrants, covenants and agrees that:
                  (a) Except  for the  security  interest  granted  hereby,  the
         Debtor is, and as to the collateral acquired after the date hereof the Debtor shall and will be at the time of acquisition, the owner and holder of the Collateral free from any adverse claim, security interest, encumbrance, lien, charge, or other right, title or interest of any person other than the Collateral Agent and covenants that at all times the Collateral will be and remain free of all such adverse claims, security interests or other liens or encumbrances; the Debtor has full power and lawful authority to enter into this Pledge and Security Agreement and to sell, assign and transfer the Collateral to the Collateral Agent and to grant to the Collateral Agent a first and prior security interest therein as herein provided, all of which have been authorized by all necessary corporate action; the execution and delivery and the performance hereof are not in contravention of any charter or by-law provision or of any indenture, agreement or undertaking to which the Debtor is a party or by which its property or the Pledged Securities are bound; this Pledge and Security Agreement constitutes the legal, valid and binding obligation of the Debtor, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Debtor will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein. Any officer, agent or representative acting for or on behalf of the Debtor in connection with this Pledge and Security Agreement or any aspect hereof, or entering into or executing this Pledge and Security Agreement on behalf of the Debtor, has been duly authorized so to do, and is fully empowered to act for and represent the Debtor in connection with this Pledge and Security Agreement and all matters related thereto or in connection therewith.
                  (b)  (i)  As  long  as  any  amount   remains  unpaid  on  the
         Indebtedness, (a) the Debtor will not enter into or execute any security agreement or any financing statement covering the Collateral, other than those security agreements and financing statements in favor of the Collateral Agent hereunder, and further (b) there will not be on file in any public office any financing statement or statements (or any documents or papers filed as such) covering the Collateral, other than financing statements in favor of the Collateral Agent hereunder, unless in any case the prior written consent of the Collateral Agent shall have been obtained.
                           (ii) Debtor hereby authorizes the Collateral Agent to
         file, in its discretion, in jurisdictions where this authorization will be given effect, a financing statement signed only by the Collateral Agent covering the Collateral, and hereby appoints the Collateral Agent as the Debtor's attorney-in-fact to sign and file any such financing statements covering the Collateral. At the request of the Collateral Agent, the Debtor will join the Collateral Agent in executing such documents as it may determine, from time to time, to be reasonably necessary or desirable under provisions of the Indiana Uniform Commercial Code or of any law in any other jurisdiction which the Collateral Agent deems applicable to the Collateral; without limiting the generality of the foregoing, the Debtor agrees to join the Collateral Agent, at its request, in executing one or more financing statements in form satisfactory to it, and the Debtor will pay the costs of filing or recording the same, or of filing or recording this Pledge and Security Agreement, in all public offices at any time and from time to time, whenever filing or recording of any such financing statement or of this Pledge and Security Agreement is deemed by the Collateral Agent to be necessary or desirable. In connection with the foregoing, it is agreed and understood between the parties hereto (and the Collateral Agent is hereby authorized to carry out and implement this agreement and understanding and the Debtor hereby agrees to pay the costs thereof) that the Collateral Agent may, at any time or times, file as a financing statement any counterpart, copy or reproduction of this Pledge and Security Agreement. The Debtor hereby acknowledges that the duties of the Collateral Agent with respect to the collateral are ministerial in nature and, notwithstanding anything in this Pledge and Security Agreement to the contrary, neither the Collateral Agent nor any of its employees, directors, or agents shall be liable to any party whatsoever in respect of any duties hereunder absent willful misconduct or gross negligence.
                  (c) All dividends, payments of interest or principal and other distributions of every character made upon or in respect of the Collateral or any part thereof shall be deemed to be Collateral and shall be paid directly to and shall be held by the Collateral Agent as additional Collateral pledged under and subject to this Pledge and Security Agreement.
                  (d)  The  chief  executive  offices  of and  other  places  of business of the Debtor are located, and the books and records relating to the Collateral are located, as of the date hereof, at the address set forth, and the Debtor will not change any of the same or its name without 30 days' prior written notice to and consent of the Collateral Agent (which consent will not be unreasonably withheld);
                  (e) All Uniform  Commercial  Code filings  required to perfect the security interest (to the extent perfectable by such filings) of the Collateral Agent in the Collateral have been made or will be made within one day of the date hereof, and evidence thereof has been or will be delivered to the Collateral Agent within seven days of the date received by Debtor.

6.       Events of Default.

         (a) The occurrence of any one of the following events shall constitute a default ("Event of Default") by Debtor under this Agreement: (a) if Debtor fails or neglects to perform, keep or observe any term, provision, condition, covenant, warranty or representation contained in this Agreement or in the Other Agreements, which is required to be performed, kept or observed by Debtor; (b) if the Collateral Agent or any Secured Party demands payment when due under any note or other evidence of indebtedness representing indebtedness executed by Debtor, a true copy of which shall have been delivered to Collateral Agent; (c) if Debtor fails to pay any of Debtor's liabilities, when due and payable or declared due and payable; (d) if the Collateral or any other of Debtor's assets are attached, seized, subjected to a writ of distress warrant, or are levied upon, or become subject to any lien, or come within the possession of any receiver, trustee, custodian or assignee for the benefit of creditors; (e) if Debtor or any Guarantor of Debtor's liabilities becomes insolvent or generally fails to pay, or admits in writing its inability to pay, debts as they become due, if a petition under Title 11, United States Code or any similar law or regulation shall be filed by or against Debtor or if Debtor shall make an assignment for the benefit of its creditors or if any case or proceeding is filed by or against Debtor for its dissolution or liquidation or if Debtor is enjoined, restrained or in any way prevented by court order from conducting all or any material part of its business affairs; (f) if a notice of lien, levy or assessment is filed of record or given to Debtor with respect to all or any of Debtor's assets by any federal, state or local department or agency; (g) if a contribution failure occurs with respect to any pension plan maintained by Debtor or any corporation, trades or business that is, along with Debtor, a member of a controlled group of corporations or controlled group of tracks or businesses (as described in Section 414(b) and (c) of the Internal Revenue Code of 1986 or Section 4001, of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") sufficient to give rise to a lien under Section 302(f) of ERISA; (h) if Debtor is in default in the payment of any obligations; indebtedness or other liabilities to any third parties and such default is declared and is not cured within the time, if any, specified therefor in any agreement governing the same; (i) the death or incompetency of Debtor, or the appointment of a conservator for all or any portion of Debtor's assets; (j) the reasonable insecurity of the Collateral Agent; (k) the failure of Debtor (A) to complete the Facility on or before April 15, 1996, or (B) to commence active operations at the Facility on or before May 1, 1996, unless Debtor shall, immediately upon demand of the Collateral Agent, take all steps necessary and effective, in the reasonable judgment of the Collateral Agent, forthwith to remedy the circumstances giving rise to any such failure; or (l) a "change of control" of Debtor (as hereinafter defined) shall occur; or (m) Collateral Agent shall determine that any litigation now or hereafter pending against Debtor would, if adversely determined, have a material adverse affect on debtor's financial condition or business.
         (b) As used herein, the following terms shall have the following meanings:
                  (i) "Change of Control" shall mean a change in control of a nature that would be required to be reported by Debtor in response to either (i)
Item 5(f) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or (ii) Item 1(a) of a Current Report on Form 8-K, each as in effect on the date hereof; provided that, without limitation, a Change in Control shall be deemed to have occurred if, while any of the Indebtedness is outstanding:

     (A) there shall be consummated (i) any consolidation, merger, or recapitalization of MRTI or any similar transaction involving MRTI, in which MRTI is not the continuing or surviving corporation or pursuant to which shares of MRTI's common stock ("Common Stock"), would be converted into cash, securities or other property, other than a merger of MRTI in which the holders of MRTI's Common Stock immediately prior to the merger have the same proportion and ownership of common Stock of the surviving corporation immediately after the merger, (ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of MRTI, (iii) the adoption of a plan of complete liquidation of MRTI (whether or not in connection with the sale of all or substantially all of MRTI's assets) or a series of partial liquidations of MRTI that is de jure or de facto part of a plan of complete liquidation of MRTI, or (iv) any other transaction after which Common Stock is no longer to be publicly traded, provided (x) that the divestiture of less than substantially all of the assets of MRTI in one transaction or a series of related transactions, whether effected by sale, lease, exchange, spin-off, sale of the stock or merger of a subsidiary or otherwise, or (y) a transaction solely for the purpose of reincorporating MRTI in another jurisdiction, shall not constitute a Change in Control; (iv) if a majority of the members of the Board of Directors of MRTI shall consist of persons who were not elected either (A) by vote of the holders of the requisite number of shares of common stock of MRTI entitled to vote for the election of directors (i) acting at a meeting called for such purpose or (ii) acting by written consent, or (B) by the then acting directors of MRTI; or (v) an Exchange Event of the type defined in clause (i) of Section 2 hereof shall occur.

     (B) any "person" or "group", within the meaning of Sections 13(d) and 14(d)
(2) of the Exchange Act, (i) becomes the "beneficial owner" as defined in Rule 13d-3 under the Exchange Act of 50% or more of the combined voting power of the then outstanding voting securities of MRTI, otherwise than through a transaction or transactions arranged by, or consummated with the prior approval of, the Board of Directors of MRTI, or (ii) acquires by proxy or otherwise, 50% or more of the combined voting securities of MRTI, granting the right to vote for the election of directors of MRTI, for any merger or consolidation of MRTI or for any other matter or question other than through an arrangement or arrangements consummated with the prior approval of the Board of Directors of MRTI.

                  (ii) an "Affiliate" of a specified person shall mean a person who directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the person specified. 7. Rights of the Collateral Agent and the Debtor Related to Collateral.
         Upon the occurrence and during the continuance of an Event of Default after the expiration of any grace period applicable thereto hereunder:
                  (a) The Collateral Agent shall be entitled to exercise against any account debtor or obligor, any or all rights, power and remedies of an obligee under any deferred payment obligation or account, accounts receivable, note, document, instrument or general intangible constituting part of the Collateral, including, without limitation, the right to notify such account debtor or obligor to make all payments under such account, account receivable, note, document, instrument or general intangible directly to Collateral Agent and to exercise such other rights and remedies as are provided for herein, at law, in equity or under the Uniform Commercial Code, or to restrain from doing so; and shall be entitled to prosecute any action, suit or proceeding with respect to such accounts, accounts receivable, documents, instruments or general intangibles, settle, compromise or release, in whole or in part, any amounts owing on any such account, account receivable, document, instrument or general intangible or any property securing the payment of same, make allowances thereon and adjustments thereto, file proofs of claim with respect thereto and take such other steps as the Agent, in its sole and absolute discretion, deems to be necessary in order to realize thereon, and
                  (b) shall be entitled to exercise in respect of the Collateral, in addition to all other rights, powers and remedies specifically provided for herein, all rights and remedies of a secured party on default under the Uniform Commercial Code and under any other applicable law as in effect in any relevant jurisdiction, all without liability except to account for property actually received by it, but the Collateral Agent shall have no duty to exercise, and the Secured Parties shall have no duty to request the exercise of, any of the aforesaid rights, privileges or options and neither the Collateral Agent nor any Secured Party shall be responsible for any failure to do so or delay in so doing.

         Unless an Event of Default then exists, or unless otherwise provided by the provisions of the Credit Agreement, the Debtor shall have the right to receive all income from or dividends (other than dividends arising out of a complete or partial liquidation of the payor thereto) on or interest or principal payment on the Collateral, and if the Collateral Agent receives any such income or dividends or interest or principal payment prior to the occurrence of an Event of Default, the Collateral Agent shall pay the same promptly to the Debtor, except that in the case of securities or other property distributed by way of a dividend or otherwise with respect to the Collateral, such securities or other property shall be promptly delivered to the Collateral Agent in the manner described in Section 2 hereof to be held as Pledged Securities or other Collateral hereunder. Upon the occurrence and during the continuance of an Event of Default, the Debtor will not demand or receive any income from or dividends or interest or principal payment on the Collateral, and if the Debtor receives any such income or interest or principal payment without any demand by it, the same shall be held by the Debtor in trust for the Collateral Agent in the same medium in which received, shall not be commingled with any assets of the Debtor and shall be delivered to the Collateral Agent in the form received, properly endorsed to permit collection, not later than the next business day following the day of its receipt. The Collateral Agent may apply the net cash received from such income or interest or principal payment to payment of the Obligations, provided that the Collateral Agent shall account for and pay over to the Debtor any such income or interest remaining after payment in full of the Obligations then outstanding.

8.       Collateral Agent's Appointment as Attorney-in-Fact.
         The Debtor hereby irrevocably constitutes and appoints the Collateral Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Debtor and in the name of the Debtor or in its own name, from time to time in the Collateral Agent's discretion, for the purpose of carrying out the terms of this Pledge and Security Agreement, to take any and all appropriate action and, provided that Debtor's obligations are not thereby enlarged beyond those contained herein or required to protect Collateral Agent's rights hereunder, to execute any and all document and instruments which may be necessary or desirable to accomplish the purposes of this Pledge and Security Agreement. Without limiting the generality of the foregoing, Debtor hereby gives the Collateral Agent the power and right, on behalf of the Debtor, without notice to or assent by the Debtor to do the following:
                  (i) To ask, demand, collect, receive and give acquittances and receipts for any and all monies due and to become due under any Collateral and, in the name of the Debtor or its own name, the name of its nominee, or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of monies due under any Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Collateral Agent for the purpose of collection any and all such monies due under any Collateral whenever payable;
                  (ii) To pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Collateral, to effect any repairs or any insurance called for by the terms of this Pledge and Security Agreement and to pay all or any part of the premiums therefor and the costs thereof; and
                  (iii) (A) To direct any party liable for any payment under any of the Collateral to make payment of any and all monies due and to become due thereunder directly to the Collateral Agent or as the Collateral Agent shall direct;
                           (B) In addition to other rights provided for herein, to receive payment of and receipt or any and all monies, claims and other amounts due and to become due at any time in respect of or arising out of any Collateral;
                           (C) To sign and endorse any assignments and notices in connection with accounts and other documents relating to the Collateral;
                           (D) To commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral;
                            (E) To defend any suit, action or proceeding brought
         against such Debtor with respect to any Collateral;
                           (F) To settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Collateral Agent may deem appropriate;
                           (G) To assign, license or, to the extent permitted by an applicable license, sublicense, whether general, special or otherwise, and whether on an exclusive or nonexclusive basis any copyright, service mark, patent or trademark owned by the Debtor (along with the goodwill of the business to which such trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Collateral Agent shall in its reasonable discretion determine; and
                           (H) Generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral in such manner as is consistent with the Uniform Commercial Code or applicable law and as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes and to do, at the Collateral Agent's option and the Debtor's expense, at any time, or from time to time, all acts and things which the Collateral Agent deems necessary to protect, preserve or realize upon the Collateral and the Collateral Agent's security interest therein, in order to effect the intent of this Pledge and Security Agreement, all as fully and effectively as the Debtor might do. The Collateral Agent agrees to forbear from exercising the power granted by the Debtor under this
         Section 6 as long as no Event of Default shall have occurred and be continuing. The Debtor hereby ratifies all that said attorney-in-fact shall lawfully and without violation of the rights of any third party do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable until full and indefeasible payment and satisfaction of the Obligations.
                                    (a) The powers  conferred on the  Collateral
                  Agent hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. The Collateral Agent shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees or agents shall be responsible to the Debtor for any act or failure to act, except for their own gross negligence or willful misconduct.
                                    (b)   The   Debtor   also   authorizes   the
                  Collateral Agent, at any time from and after the occurrence and during the continuation of an Event of Default, (i) to communicate in its own name with any party to any contract, agreement or arrangement to which the Debtor is a party and which constitutes Collateral with regard to the continuation, amendment, assignment, notation, discharge or termination thereof and other matters relating thereto and (ii) to execute, in connection with any sale provided for in this Pledge and Security Agreement, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.
                                    (c) If the Debtor fails to perform or comply
                  with any of its agreements contained herein and the same continues after notice of Collateral Agent's intention to do so, and the Collateral Agent, as provided for by the terms of this Pledge and Security Agreement, may itself perform or comply, or otherwise cause performance or compliance, with such agreement, the expenses of the Collateral Agent incurred in connection with such performance or compliance (together with interest thereon from and after the date of payment of such expenses by the Collateral Agent at the Default Rate (hereinafter defined) shall be payable by the Debtor to the Collateral Agent on demand and shall constitute Obligations secured hereby.

9.       Special Provisions for Pledged Securities, etc.
         The Debtor hereby acknowledges that the sale by the Collateral Agent of any Pledged Securities pursuant to the terms hereof in compliance with the Securities Act of 1933 (as now in effect or as hereafter amended), or any similar stature hereafter adopted with similar purpose or effect (the "Securities Act"), as well as applicable blue sky or other state securities laws, may require strict limitations as to the manner in which the Collateral Agent or any subsequent transferee of the Pledged Securities may dispose of such securities. The Debtor acknowledges that to the extent the Pledged Securities are sold in a private sale, the sales price therefor may be less than a sales price that might have been otherwise obtainable. The Debtor acknowledges the reasonableness of a sale in such a manner under such circumstances.

10.      Further Assurances.
         The Debtor agrees to take such actions and to execute such stock or bond powers and such other or different instruments and writings as the Collateral Agent may request (and irrevocably authorizes the Collateral Agent to execute such writings as the Debtor's agent and attorney-in-fact) further to perfect, confirm and assure the Collateral Agent's security interest in the
Collateral and to assist the Collateral Agent's realization thereon in accordance with the terms of this Pledge and Security Agreement, including, without limitation the right to receive, endorse, and collect all instruments made payable to the Debtor representing any dividend, interest payment or other distribution in respect of the Collateral or any part thereof.

11. Rights and Remedies of the Collateral Agent upon Default. If an Event of Default shall have occurred and be continuing:
                  (a) The Collateral Agent shall have and may exercise with reference to the Collateral and the Obligations, in addition to all other rights, powers and remedies provided for in this Agreement, any or all of the rights and remedies of a secured party under the Uniform Commercial Code in effect in the State of Indiana, and as otherwise granted herein or under any other applicable law or under any other agreement now or hereafter in effect executed by the Debtor, including, without limitation, the right and power to sell, at public or private sale or sales, or otherwise dispose of, or otherwise utilize the Collateral and any part or parts thereof in any manner authorized or permitted under said Uniform Commercial Code after default by a debtor, and to apply the proceeds thereof toward payment of any costs and expenses and attorney's fees and expenses thereby incurred by the Collateral Agent and toward payment of the Obligations. Specifically and without limiting the foregoing, the Collateral Agent shall have the right to take possession of all or any part of the Collateral or any security therefor and all books, records, papers and documents of the Debtor or in the Debtor's possession or control relating to the Collateral which are not already in the Collateral Agent's possession, and for such purpose may enter upon any premises upon which any of the Collateral or any security therefor or any of said books, records, papers and documents are situated and remove the same therefrom without any liability for trespass or damages thereby occasioned. The Debtor agrees that, to the extent permitted by law, notice given in the manner provided in Paragraph ___ hereof at least thirty
(30) days before the time of the sale or disposition of any of the Collateral (or any agreement related thereto) shall be deemed reasonable and shall fully satisfy any requirement for giving of said notice, such notice being intended to permit the Debtor an opportunity for it or any of its designees to bid on and purchase any such Collateral or to otherwise cure the Event of Default hereunder precipitating such proposed sale or disposition. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale.
                  (b) The Collateral Agent or its nominee or nominees shall have the sole and exclusive right (but not obligation) to exercise all voting and consensual powers pertaining to the Collateral or any part thereof and may exercise such powers in such manner as the Collateral Agent may elect.
                  (c) All dividends, payments of interest or principal and other distributions of every character made upon or in respect of the Collateral or any part thereof shall be deemed to be Collateral and shall be paid directly to and shall be held by the Collateral Agent as additional Collateral pledged under and subject to this Pledge and Security Agreement.
                  (d) All rights to marshaling assets of the Debtor, including any such right with respect to the Collateral, are hereby waived by the Debtor.
                  (e) All recitals in any instrument of assignment or any other instrument executed by the Collateral Agent incident to sale, transfer, assignment or other disposition of the Collateral or any part thereof hereunder shall be full proof of the matters stated therein and no other proof shall be requisite to establish full legal propriety of the sale or other action taken by the Collateral Agent or of any fact, condition or thing incident thereto and all prerequisites of such sale or other action or of any fact, condition or thing incident thereto shall be presumed conclusively to have been performed or to have occurred.

         So long as no Event of Default shall have occurred and be continuing:

                  (a) The Debtor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Securities or any part thereof for any purpose not inconsistent with the terms of this Pledge and Security Agreement; and
                  (b) The Collateral Agent shall execute and deliver (or cause to be executed and delivered) to the Debtor all such proxies and other instruments as the Debtor may reasonably request for the purpose of enabling the Debtor to exercise the voting and other rights which it is entitled to exercise pursuant to this Paragraph 9.

12.Usury, etc.
         Nothing in this Agreement or in any agreement governing or applicable to the Indebtedness between any Secured Party and the Debtor shall require the Debtor to pay, or the Collateral Agent to accept, interest in an amount which would exceed the maximum rate permitted under applicable law or which would subject the Collateral Agent to any penalty or forfeiture under applicable law. In the event that the payment of any charges, fees or other sums due hereunder or under any such other agreement, which are held to be in the nature of interest would subject the Collateral Agent to any penalty or forfeiture under applicable law, then, ipso facto, the obligations of Debtor or the Debtor to make such payment shall be reduced to the highest rate authorized under applicable law. Should the Collateral Agent receive any payment which is or would be in excess of the highest rate authorized under law, such payment shall have been, and shall be deemed to have been, made in error, and shall automatically be applied to reduce the outstanding principal balance of the Indebtedness.

13.      Right to Assign.

         The Collateral Agent has the right to assign this Agreement and the Collateral Agent's security interest in the Collateral without consent of Debtor.

14.      No Right to Redeem.
         Debtor shall have no right to redeem the Collateral after a sale, and Debtor absolutely and irrevocably specifically waives and releases any such right.

15.      Repayment of Expenses.
         The Collateral Agent has the right, upon a default hereunder, to make payments on Debtor's behalf or to take any action needed to protect the Collateral or to defend any of the Collateral Agent's rights under this Agreement. If Collateral Agent makes any payments or incurs any expenses in taking such action, which may include reasonable attorney's fees, the Debtor shall repay the Collateral Agent with interest at the lesser of (i) the maximum rate of interest which can lawfully be charged to Debtor and (ii) the rate of 15% per annum (the "Default Rate"). Debtor shall be obligated to repay to Collateral Agent upon demand all such payments and expenses, and the obligation to do so shall constitute additional obligations ("Obligations") hereunder, repayable to Collateral Agent from the proceeds of any sale of the Collateral. If the principal balance of the Indebtedness or any other Obligation is not paid when due, whether at maturity or by acceleration after a default or otherwise the outstanding balance shall bear interest from the due date to the date of payment at the Default Rate.

16.      Application of Proceeds by the Collateral Agent.
         In the event the Collateral Agent sells or otherwise disposes of the Collateral in the course of exercising the remedies provided herein, any amounts held, realized or received by the Collateral Agent pursuant to the provisions hereof, including the proceeds of the sale of any of the Collateral or any part thereof, shall be applied by the Collateral Agent, first, toward the payment of any costs and expenses incurred by the Collateral Agent in enforcing this Pledge and Security Agreement, in realizing on or protecting any Collateral and in enforcing or collecting the Obligations, including, without limitation, the reasonable attorneys' fees and expenses incurred by the Collateral Agent, all of which costs and expenses are secured by the Collateral and all of which costs and expenses the Debtor agrees to pay; second, to all accrued and unpaid interest on the Indebtedness; third, to the unpaid principal of the Indebtedness; fourth, to any other unpaid Obligations; and, fifth, to the Debtor or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct. Any amounts and any Collateral remaining after such application and after payment to the Collateral Agents of all of the Obligations in full shall be paid or delivered to the Debtor, its successor or assigns, or as a court of competent jurisdiction may direct.
         The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the
Collateral Agent accords its own property, it being understood, without limitation that the Collateral Agent shall not have any responsibility for taking any necessary steps to preserve rights against any parties with respect to any Collateral.

17.      Absolute Interest.
                  (a) All rights of the Collateral Agent hereunder, and all obligations of the Debtor hereunder, shall be absolute and unconditional irrespective of (i) any lack of validity or enforceability of any agreement with respect to the Indebtedness; (ii) any change in the time, manner or place of payment of or in any other term of, any payment required hereby or by any promissory note evidencing the Indebtedness or any part thereof, or any other amendment or waiver of or any consent to any departure from any agreement or instrument; (iii) any exchange, release or non-perfection of any Collateral, or any release or amendment or waiver of or any consent to or departure from, any guarantee for all or part of the Obligation; (iv) any other circumstance which might constitute a defense available to, or a discharge of, the Debtor or the Debtor in respect of the Indebtedness or any part thereof or this Pledge and Security Agreement.
                  (b) This Pledge and Security Agreement shall not be construed as relieving the Debtor from full liability on the Obligations and for any deficiency thereon.
                  (c) The Collateral Agent is hereby subrogated to all of the Debtor's interests, rights and remedies in respect to the Collateral and all security now or hereafter existing with respect thereto and all guaranties and endorsement thereof and with respect thereto, but only to the extent necessary to satisfy the Obligations in accordance with the terms of this Pledge and Security Agreement.

18.      Additional Information.
         The Debtor agrees to furnish the Collateral Agent from time to time with such additional information and copies of such documents relating to this Pledge and Security Agreement, the Collateral, the Obligations and their respective financial condition as the Collateral Agent may reasonably request, and upon request, to certify the amount of the Indebtedness at the time outstanding, including both interest and principal.

19.      Notices.
         Any communication, notice or demand to be given hereunder shall be duly given if delivered or mailed by certified or registered mail at the applicable address set forth on the first page of this Pledge and Security Agreement, or such other address as shall be designated by any party hereto to the other parties hereto in a written notice delivered in accordance with the terms hereof.

20.      Indemnity and Expenses.
         The Debtor agrees to indemnify the Collateral Agent, the Secured Parties and their officers, directors and employees from and against any and all claims, losses and liabilities growing out of or resulting from this Pledge and Security Agreement (including, without limitation, enforcement of this Pledge and Security Agreement and all claims and demands of all persons at any time claiming the Collateral or any interest therein), except claims, losses or liabilities resulting from the Collateral Agent's or its officers', directors', or employees' or agents gross negligence or willful misconduct. The Debtor agrees to pay on demand all out-of-pocket expenses (including the reasonable fees and expenses of the Collateral Agent or its officers, directors, employees, counsel, or agents) relating to the enforcement or protection of the rights of the Collateral Agent or the Secured Parties hereunder, and further agrees that the Collateral secures such payment.

21.      No Waiver; Cumulative Rights.
         No failure on the part of Collateral Agent to exercise, and no delay in exercising any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Collateral Agent of any right, remedy or power hereunder preclude any other or future exercise of any other right, remedy or power. Each and every right, remedy and power hereby granted to the Collateral Agent or allowed it by law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by the Collateral Agent from time to time.

22.      Governing Law.
         This Pledge and Security Agreement and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the internal laws of the State of New York except as otherwise specifically provided herein.

23.      Termination.
         This Pledge and Security Agreement shall terminate upon the repayment in full of the Obligations (which term shall include, without limitation, the Indebtedness) at which time the Collateral Agent shall reassign and deliver to the Debtor such of the Collateral (if any) as shall not have been sold or otherwise applies pursuant to the terms hereof and shall still be held by it hereunder, together with appropriate instruments of reassignment and release.

24.      Execution in Counterparts.
         This Pledge and Security Agreement may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute one and the same instrument.

25.      Definitions.
         All non-capitalized terms used herein which are defined in the Uniform Commercial Code of the State of Indiana shall have the meanings ascribed thereto herein.

26.      Successors and Assigns.
         This Pledge and Security Agreement shall inure to the benefit of any successors and assigns of the Secured Parties and the Collateral Agent.

27.      Rights of the Collateral Agent.
         (a) The Collateral Agent shall have no duties or responsibilities except those expressly set forth in this Pledge and Security Agreement. The Collateral Agent shall not have by reason of this Agreement a fiduciary relationship in respect of Debtor or and Secured Party and nothing in this Agreement, expressed or implied, is intended to or shall be construed as to impose upon the Collateral Agent any obligations in respect of this Pledge and Security Agreement except as expressly set forth herein.
         (b) The collateral Agent shall not be responsible to any Secured Party for any recitals, statements, information, representations or warranties herein or in any agreement, document, certificate or a statement delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of this Pledge and Security Agreement, or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Pledge and Security Agreement, or the existence of any Event of Default or any condition, event or act which, with notice or lapse of time or both, would constitute such and Event of Default. The Collateral Agent may resign on thirty days' written notice to each of the Secured Parties (a copy of which notice shall be provided to Debtor but shall not be a condition to resignation) and upon such resignation Secured Parties holding a majority of the outstanding principal amount of the Indebtedness (the "Required Secured Parties") will designate a successor Collateral Agent.
         (c) If the Collateral Agent shall request instructions from the Secured Parties with respect to any act or action (including failure to act) in connection with this Agreement, the Collateral Agent shall be entitled to refrain from such act or taking such action unless and until the Collateral Agent shall have received instructions from the Required Secured Parties; and the Collateral Agent shall not incur liability to any person by reason of so refraining. Without limiting the foregoing, no Secured Party shall have any right of action whatsoever against the Collateral Agent as a result of its acting or refraining from acting hereunder in accordance with the instructions of the Required Secured Parties.
         (d) The Collateral Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, order or other document or telephone message believed by it to be genuine and correct and to have been signed, sent or made by the proper person or entity, and, with respect to all legal matters pertaining to this Pledge and Security Agreement and its duties hereunder, upon advice of counsel selected by it (including, without limitation, special counsel to the Collateral Agent).
         (e) To the extent the Collateral Agent is not reimbursed and indemnified by the Debtor, the Secured Parties will reimburse and indemnify the Collateral Agent in proportion to the outstanding amounts of the Notes held by them, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Collateral Agent in performing its duties hereunder, or in any way relating to or arising out of this Pledge and Security Agreement; provided that no Secured Party shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Collateral Agent's gross negligence or willful misconduct.
         (f) With respect to the rights of the Collateral Agent as a holder of Indebtedness and of any note issued to Debtor by the Collateral Agent, the Collateral Agent shall have the same rights and powers hereunder as any other Secured Party and as if it were not performing the duties as Collateral Agent specified herein; and the terms "Secured Party" or "holders of Indebtedness" or any similar terms shall, unless the context clearly otherwise indicates, include the Collateral Agent in its individual capacity.

         IN WITNESS WHEREOF, the parties have caused this Pledge and Security Agreement to be duly executed as of the date first above written.



                                            METAL RECOVERY TECHNOLOGIES, INC.


                                            By:               /s/
                                                     Title:
                                                     Address:


                                            PLENBRICK, LTD., as
                                 Collateral Agent and in its individual capacity


                                            By:               /s/
                                                     Title:
                                                     Address:


                                            METAL RECOVERY INDUSTRIES
                                            (U.S.), INC.


                                            By:               /s/
                                                     Title:
                                                     Address:


                                            ALCARIA, LTD.


                                            By:               /s/
                                                     Title:
                                                     Address:


                                            ANTHEMIS, LTD.


                                            By:               /s/
                                                     Title:
                                                     Address:


                                            JEPHERSON LTD.


                                            By:               /s/
                                                     Title:
                                                     Address:


                                            SUNDORNE HOLDINGS S.A.


                                            By:               /s/
                                                     Title:
                                                     Address:


                                            SOVEREIGN TRUST SERVICES, LTD.


                                            By:               /s/
                                                     Title:
                                                     Address:


                                            OSBOURNE LTD.


                                            By:               /s/
                                                     Title:
                                                     Address:



                                    EXHIBIT A
                                    ---------


                                            To be             Present           Interest         Conversion
Lender                     Loaned           Loaned            Maturity          Rate             Price
------                     ------           ------            --------          -----            -----


Alcaria, Ltd.                               $250,000          2/28/97           10%              $0.25


Anthemis, Ltd.                              $250,000          12/31/96          10%              $0.25


Jepherson Ltd.                              $250,000          2/28/97           10%              $0.25


Sundorne
Holdings S.A.              $650,000                           6/30/96

Sovereign Trust
Services, Ltd.             $116,523                           9/30/96

Osbourne Ltd.              $200,000                           10/31/96

Plenbrick,
Ltd.                       $550,000                           11/30/96









           All loans have been extended so as to mature March 31, 1997